SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

         Date of Report (date of earliest event reported): May 14, 2002
                                 ---------------

                        TESSA COMPLETE HEALTH CARE, INC.
             (Exact name of registrant as specified in its charter)


            Georgia                      0-21099                58-0975098
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
 of incorporation)                                          Identification No.)



                  35 Fulford Ave., Suite 101, Bel Air, MD 21014
                    (Address of principal executive offices)


                   (410) 893-0134 / (410) 893-6373 (Facsimile)
       (Registrant's telephone and facsimile numbers, including area code)


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
 ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

      Not Applicable.


 ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

      Not Applicable.


 ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

      Not Applicable.


 ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Not Applicable.


 ITEM 5.   OTHER EVENTS

         On May 14, 2002, the Board of Directors of the Company elected to increase the size of the Board from three to five Directors. In connection with the increase, William Leonard and Steven Wilson were appointed to the position of Director.

         The Company's Board of Directors have duly elected that effective as of the opening of business on June 4, 2002, and with respect to all shareholders of record as the close of business on June 3, 2002, the Company's issued and outstanding shares are reverse split on a 1 for 30 basis. In connection therewith, each 30 shares of the Company's $0.02 par value common stock outstanding immediately prior to the reverse split shall become one share of the Company's $0.02 par value common stock immediately after the reverse split.

         Adjustments to the corporate financial statements to reflect the reverse split are expected to be minimal. The immediate effect in the market of the reverse split is expected to be an increase in the trading price per share and a decrease in the total number of post-amendment shares outstanding in the same proportion as the multiplier chosen by the Board for the reverse split, not in excess of thirty (30). The exercise price of outstanding warrants and options to purchase Common Stock would be automatically adjusted accordingly, as well as the conversion price for outstanding preferred stock and debentures convertible into Common Stock, if any.

         The Company's Common Stock is currently listed on the NASDAQ Over the Counter Bulletin Board Stock Exchange ("OTCBB"). Management believes that above mentioned reverse split is in the best interests of the Company's shareholders and may better enable the Company to achieve its operational plans for proceeding forward in that the reverse split could enhance the Company regarding merger and/or acquisition matters, and reduce the amount of outstanding shares to an amount more comparable to entities similar in size and enhance liquidity.

         In connection with the above mentioned actions, there can be no assurance that the reverse split as described above will accomplish any of the foregoing, nor can there be no assurance that the Company will not need to take similar efforts in the future.

 ITEM 6.   RESIGNATION OF  REGISTRANT'S DIRECTORS

      Not Applicable.

 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      Not Applicable.


 ITEM 8.   CHANGE IN FISCAL YEAR

      Not Applicable.

 ITEM 9.       REGULATION FD DISCOSURE

      Not Applicable.



 SIGNATURES

            Pursuant to requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             TESSA COMPLETE HEALTH CARE, INC.

 Date:  June 4, 2002                         By:  /s/   Brian Regan, DC
                                             --------------------------------
                                             Brian Regan, DC, President & CEO